UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 1, 2014


                           COMPETITIVE COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


          333-76630                                    65-1146821
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

            19206 HUEBNER ROAD, SUITE 202, SAN ANTONIO, TEXAS 78258
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               (Address of principal executive offices) (Zip Code)

                                 (210) 233-8980
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
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     ITEM 5.02. DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     Compensation Arrangements. On August 1, 2014, Competitive Companies, Inc., a Nevada corporation (the "Company") amended its compensation arrangement with Mr. William H. Gray, the Chief Executive Officer of the Company (the "Amendment"). Pursuant to the Amendment, Mr. Gray's salary has been reduced from $11,449 per month to $8,449 per month and Mr. Gray is no longer receiving an automobile allowance in the amount of $500 per month.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           COMPETITIVE COMPANIES, INC.
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                                  (Registrant)

Date: September 4, 2014


                           /s/ William H. Gray
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                           William H. Gray, Chief Executive Officer






















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